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                                                                  EXHIBIT  99.2




                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002



In connection with the Quarterly Report on Form 10-Q of Integrated Information Systems, Inc., a Delaware corporation (the "Company"), for the quarterly period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Donald H. Megrath, Senior Vice President, and Chief Financial Officer and Secretary of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)     The Report fully complies with the requirements of Section 13(a) or
15(d)  of  the  Securities Exchange Act of 1934     (15 U.S.C. Section 78m(a) or
78o(d));  and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

INTEGRATED  INFORMATION  SYSTEMS,  INC.



/s/  Donald  H.  Megrath
------------------------
Donald  H.  Megrath
Senior  Vice  President,  Chief  Financial  Officer  and  Secretary

Date:  August  13,  2003